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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 12, 2000

                           EINSTEIN/NOAH BAGEL CORP.
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             (Exact name of registrant as specified in its charter)

Delaware                           0-21097                       84-1294908
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation)

                  1687 Cole Boulevard, Golden, Colorado 80401
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                   (Address of principal executive offices)


                                (303) 568-8000
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 8.  Change in Fiscal Year.

     On December 12, 2000, the Board of Directors of the Company determined to change the Company's fiscal year from the 52/53-week period ending on the last Sunday in December to the 52/53-week period ending on the Tuesday closest to January 1. The change will be effective for the 2000 fiscal year, which will end on January 2, 2001.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 22, 2000

                                EINSTEIN/NOAH BAGEL CORP.



                                By: /s/ Paul A. Strasen
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                                    Paul A. Strasen
                                    Senior Vice President

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